CONSENT OF INDEPENDENT AUDITORS

     We consent to the use in this Registration Statement on Form S-8 (File No. 0-28223) of our report dated March 30, 2000 relating to the consolidated financial statements of Meridian USA Holdings, Inc. and subsidiary as of December 31, 1999 and for the years ended December 31, 1999 and 1998.

                                    /s/  Feldman  Sherb  &  Co.,  P.C.
                                    ----------------------------------
                                    Certified  Public  Accountants

New  York,  New  York
April  4,  2001